                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                             WESTBANK CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                              WESTBANK CORPORATION





                                    NOTICE OF
                                 ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 21, 1999
                                       AND
                                 PROXY STATEMENT








                             Your Vote is Important
                 You are urged to exercise your right to vote by
               indicating your choices on the enclosed proxy card.
                      Please date, sign and promptly return
         your proxy card in the enclosed postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                   WEST SPRINGFIELD, MASSACHUSETTS 01089-3310

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, APRIL 21, 1999

                                                                  MARCH 17, 1999

TO THE SHAREHOLDERS OF WESTBANK CORPORATION:

         Notice is hereby given that the 1999 Annual Meeting of Shareholders of Westbank Corporation (the "Corporation") will be held at 9:00 A.M., on Wednesday, April 21, 1999 at the Carriage House at Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, 01089, for the following purposes, all as set forth in the Proxy Statement accompanying this notice:

   1. Election of the individuals listed as nominees in the Proxy Statement accompanying this notice of meeting.

   2. Ratification of the appointment of the firm of Deloitte & Touche LLP as the Corporation's independent public accountants for the fiscal year ending December 31, 1999.

   3. To act upon such other matters as may properly be brought before the meeting or any adjournment thereof.

         The record date and hour for determining shareholders entitled to notice of, and to vote at, the meeting has been fixed at 5:00 P.M., March 1, 1999.

                                             By order of the Board of Directors


                                                      Robert J. Perlak
                                                           Clerk


West Springfield, Massachusetts
March 17, 1999

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                 PROXY STATEMENT


Approximate date of mailing
March 17, 1999

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                   WEST SPRINGFIELD, MASSACHUSETTS 01089-3310
                                 (413) 747-1400

                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 21, 1999


                                  INTRODUCTION

This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of Westbank Corporation (the "Corporation") to be used at the 1999 Annual Meeting of Shareholders of the Corporation to be held at the Carriage House at Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts 01089 on Wednesday, April 21, 1999 at 9:00 A.M. and at any adjournments thereof.

The close of business on March 1, 1999, has been fixed as the record date for determination of shareholders of the Corporation entitled to notice of and to vote at the 1999 Annual Meeting of Shareholders. The only class of issued and outstanding voting securities of the Corporation is the $2.00 par value Common Stock (the "Common Stock"). As of the record date the number of shares of Common Stock outstanding and entitled to vote at the 1999 Annual Meeting of Shareholders is 4,214,193. Each share of Common Stock is entitled to one vote.

The affirmative vote of a majority of the shares of Common Stock of the Corporation represented at the 1999 Annual Meeting is required to appoint the auditor of the Corporation. The affirmative vote of a plurality of the votes cast by shareholders is required to elect Directors.

Execution of the enclosed proxy will not affect the shareholder's right to attend the meeting and vote in person as a shareholder giving a proxy has the power to revoke it any time before it is exercised by delivering notice of revocation, or a duly executed proxy bearing a later date, to the Treasurer of the Corporation.

                              ELECTION OF DIRECTORS

The By-Laws of the Corporation provide in substance that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the term of office of one class shall expire and a successor class shall be elected at each annual meeting of shareholders. The Corporation's Board of Directors presently consists of twelve members.

In accordance with the By-Laws of the Corporation four nominees shall be elected to serve a three-year term until the 2002 Annual Meeting of Shareholders and for such further time as may be required for the election and qualification of their successors. Unless returned proxies properly indicate that authority to vote for any of the nominees named herein is withheld, all proxies received by the Corporation in time for the 1999 Annual Meeting of Shareholders will be voted in favor of the election of the nominees listed below. In the event any of the nominees named herein becomes unable or unwilling to accept nomination for election, the persons identified as proxies in the accompanying form of proxy and authorized to vote in the election will vote the shares represented by executed proxies in favor of the nomination and election of such substitute nominees as the Board of Directors of the Corporation may select.

The following tables name the individuals nominated for Director, and those Directors of the Corporation who will continue to serve after the meeting, and indicate their age, the period of time they have served as Director of the Corporation or its predecessor, their position with the Corporation, and their principal occupation or employment. No nominee or Director holds a directorship in any corporation, other than the Corporation, with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any corporation registered as an investment corporation under the Investment Company Act of 1940.

The following individuals are nominees for election as a Director of the Corporation at the 1999 Annual Meeting to serve for a three-year term until the 2002 Annual Meeting of Shareholders:

                                                                     HAS SERVED
              NOMINEE AND                                            ON BOARD OF
         CURRENT OCCUPATION                                       DIRECTORS OF THE
             OR EMPLOYMENT;                                        CORPORATION OR                CORPORATE
         BUSINESS EXPERIENCE                                       ITS PREDECESSOR                OFFICES
         DURING PAST 5 YEARS                 AGE                        SINCE                       HELD
         -------------------                 ---                        -----                       ----
Mark A. Beauregard                           47                          1986                     Director
  Attorney - Resnic, Beauregard,
  Waite and Driscoll

David R. Chamberland                         60                          1989                     Director
  President, Chicopee Building
  Supply, Inc.

Robert J. Perlak                             63                          1987                     Director
  Private Investor - Formerly                                                                     and Clerk
  Assistant Chief Probation Officer
  of Hampden County

James E. Tremble                             60                          1986                     Director
  President
  Valley Cinema, Inc.

The following Directors will continue to serve after the meeting:

                                                                     HAS SERVED
              NOMINEE AND                                            ON BOARD OF
         CURRENT OCCUPATION                                       DIRECTORS OF THE
             OR EMPLOYMENT;                                        CORPORATION OR                CORPORATE              TERM
         BUSINESS EXPERIENCE                                       ITS PREDECESSOR                OFFICES              EXPIRES
         DURING PAST 5 YEARS                 AGE                        SINCE                       HELD                 IN
         -------------------                 ---                        -----                       ----                 --
Leroy F. Jarrett                               71                        1961                    Director               2000
  President and Treasurer, (retired)
  New England Church Interiors

Ernest N. Laflamme, Jr.                        67                        1987                    Director,              2000
  Treasurer,                                                                                     Vice Chairman
  City of Chicopee                                                                               of the Board

G. Wayne McCary                                56                        1999                    Director               2000
  President & Chief Executive Officer
  Eastern States Exposition

                                                                     HAS SERVED
              NOMINEE AND                                            ON BOARD OF
         CURRENT OCCUPATION                                       DIRECTORS OF THE
             OR EMPLOYMENT;                                        CORPORATION OR                CORPORATE              TERM
         BUSINESS EXPERIENCE                                       ITS PREDECESSOR                OFFICES              EXPIRES
         DURING PAST 5 YEARS                 AGE                        SINCE                       HELD                 IN
         -------------------                 ---                        -----                       ----                 --
Roland O. Archambault                        66                         1989                     Director               2001
  President - Pinnacle Raceway

Donald R. Chase                              52                         1990                     Director,              2001
  President and Chief Executive Officer,                                                         President and
  Westbank Corporation; President and                                                            Chief Executive
  Chief Executive Officer; Park West                                                             Officer
  Bank and Trust Company

Paul J. McKenna                              72                         1961                     Director               2001
  Orthodontist

George R. Sullivan                           45                         1997                     Director               2001
  Executive Vice President
  Sullivan Paper Company, Inc.

Alfred C. Whitaker                            72                         1961                     Director               2000
  Sales Consultant, Burke-Whitaker                                                               Chairman of the
  Pontiac Cadillac                                                                               Board and
                                                                                                 Assistant Clerk


The total number of special and regular meetings of the Board of Directors of the Corporation during the fiscal year ended December 31, 1998 was 14. Each Director attended at least 75% of all Board of Directors meetings held in 1998 during the period for which each was a Director with the exception of Director Archambault, who attended 10 meetings. In addition to serving as Directors of the Corporation, board members also serve as the Board of Directors of the Corporation's wholly owned subsidiary, Park West Bank and Trust Company ("Park West"). During 1998, the Board of Directors of Park West met 18 times. All Directors attended at least 75% of all board meetings of Park West during the period for which each was a Director.

COMMITTEES

The Board of Directors each year appoints Directors to serve on standing committees of the Board of Directors, including the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. The members of the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee of the Corporation also make up these same committees for Park West. All Directors attended at least 75% of the meetings of committees of which they were a member during the period each was a Director, with the exception of Director Archambault who was absent at 2 of the Corporation's Audit Committee meetings.

EXECUTIVE COMMITTEE

The members of the Executive Committee of the Corporation and Park West in 1998 were Messrs. Laflamme, Beauregard, Chase, Jarrett and Whitaker. The Executive Committee met 17 times during 1998.

COMPENSATION COMMITTEE

The members of the Compensation Committee in 1998 were Messrs. Laflamme, Beauregard, Jarrett and Whitaker. The Compensation Committee met 4 times in 1998.

NOMINATING COMMITTEE

The members of the Nominating Committee in 1998 were Messrs. Chamberland, Chase, Laflamme and Whitaker. The Committee nominates Directors for election by shareholders at the annual meeting, reports to the Board of Directors on or before December 31 of each year its nominations and submits its nominees for Directors for publication in the Notice of Annual Meeting of Shareholders and Proxy Statement. The Committee met 1 time during 1998. The Nominating Committee will consider nominees recommended by the Corporation's shareholders prior to December 1 of each year.

AUDIT COMMITTEE

The members of the Audit Committee of Park West in 1998 were Messrs. Perlak, Archambault, Jarrett, McKenna and Tremble. The Committee makes recommendations concerning the selection of an independent auditor for the Corporation, and reviews the reports of the independent auditor and that of the internal auditor. The Audit Committee of Park West met 4 times during 1998.

EXECUTIVE OFFICERS

In addition to the President of the Corporation who is a Director and is listed in the tables above, the other Executive Officers of the Corporation are as follows: Gary L. Briggs, age 48, is Executive Vice President - Lending of Park West; John M. Lilly, age 50, is Treasurer and Chief Financial Officer of the Corporation and is also Executive Vice President and Treasurer of Park West; and Robert A. Gibowicz, age 55, is Senior Trust Officer of Park West. Each Executive Officer serves for a one-year term or until their successor is elected and qualified.

                          BENEFICIAL OWNERSHIP OF STOCK

The following table sets forth certain information as of the record date with respect to all individuals known to the Corporation to be the beneficial owner of more than 5% of the outstanding Common Stock of the Corporation:

                                                             NUMBER OF             PERCENT OF
                  NAME AND ADDRESS                     SHARES BENEFICIALLY         OUTSTANDING
                      OF OWNER                                OWNED(1)                SHARES
                      --------                                --------                ------
                  Richard S. Sullivan
                  Carol B. Sullivan                           304,929                  7.24%
                  96 Prynwood Road
                  Longmeadow, MA  01106

                  Donald R. Chase
                  Diana L. Chase                              237,179(2)               5.63%
                  39 Timber Ridge Road
                  West Springfield, MA  01089

(1) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting, of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days.

(2) Included in the shares beneficially owned by Mr. Chase are 100,000 unexercised stock options.

The following table and related notes set forth information as of the record date regarding the Corporation's Common Stock beneficially owned by each Director and nominee and by Directors, nominees and Officers of the Corporation and Park West:

                                                     NUMBER OF                   PERCENT OF
                  NAME OF INDIVIDUAL            SHARES BENEFICIALLY             OUTSTANDING
                  OR PERSONS IN GROUP             OWNED(1)(2)(3)                  SHARES
                  -------------------             --------------                  ------
                  Roland O. Archambault              22,823                         .5%

                  Mark A. Beauregard                 15,569(4)                      .4

                  David R. Chamberland               20,499(4)                      .5

                  Donald R. Chase                    237,179(5)                    5.6

                  Leroy F. Jarrett                    70,304                       1.7

                  Ernest N. Laflamme, Jr.             45,180                       1.1

                  G. Wayne McCary                        500                       .01

                  Paul J. McKenna                     42,537                       1.0

                  Robert J. Perlak                    50,627(4)                    1.2

                  George R. Sullivan                  15,000                        .4

                  James E. Tremble                    12,267(4)                     .3

                  Alfred C. Whitaker                  38,000                        .9

         All Directors, nominees and
         Executive Officers as a group
         (15 persons, including those
         named above)(3)(5)                          768,429                     18.23%

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors, Executive Officers and holders of more than 10% of the Corporation's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. The Corporation believes that during the fiscal year ended December 31, 1998, all such persons complied with all Section 16(a) filing requirements. In making this statement, the Corporation has relied upon the written representations of its Directors and Executive Officers.


(1) Based upon information provided to the Corporation by the indicated persons.

(2) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting, of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days.

(3) The information in the table includes all shares under stock options which were exercisable on the record date or 60 days thereafter. As of that date, Mr. Chase owned exercisable options to purchase 100,000 shares, and all Directors and Executive Officers as a group owned exercisable options to purchase 289,000 shares.

(4) Indicates a nominee for election as a Director of the Corporation at the 1999 Annual Meeting of Shareholders.

(5) For the purposes of the above table, the term "Executive Officer" means any individual elected as an Executive Officer of the Corporation or Park West or by their respective Boards of Directors.

                        EXECUTIVE MANAGEMENT COMPENSATION

Compensation decisions for Executive Officers of the Corporation are made by the Compensation Committee, and approved by the full Board of Directors. Mr. Chase, who is a member of the Board of Directors, as well as an Executive Officer of the Corporation, is not a member of the Compensation Committee, and neither participated in nor voted upon his compensation package as a member of the Board of Directors.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION

Set forth below is the report of the Compensation Committee of the Corporation regarding executive management compensation, as required by applicable rules of the Securities and Exchange Commission.

The executive compensation program of the Corporation consists of three primary components: base salary, cash incentive compensation, and stock options, all which are administered by the Compensation Committee.

Decisions by the Compensation Committee relating to the compensation of the Corporation's Executive Officers are approved by the full Board of Directors, except as otherwise set forth herein. In determining the proper amount of compensation for each Executive Officer, the Compensation Committee considers various factors, including, inter alia:

         -        the performance of the Corporation;
         - the individual's performance as an Executive Officer of the Corporation;
         - the amount of compensation paid to similarly situated executive officers in similar sized corporations; and
         -        the length of service with the Corporation.

During 1995, the Corporation engaged the firm of Deloitte & Touche LLP to review the Bank's retirement plan for Executive Officers. As a result of this review the Compensation Committee adopted the Westbank Supplemental Executive Retirement Plan, (the "Supplemental Plan"). The purpose of the Supplemental Plan is to provide executives with retirement benefits that are comparable to those provided to its other employees.

In early 1997, the Compensation Committee engaged Thomas Warren & Associates, Inc. to assist in establishing salary levels and an incentive compensation plan for the Corporation's senior executives ("The Incentive Compensation Plan"). The Incentive Compensation Plan was adopted by the Compensation Committee and is used as a guide in determining Executive Officer compensation.

During 1998, Chief Executive Officer, Donald R. Chase received a salary increase of $45,000, an increase of twenty-four percent (24%) of his base salary. The increase was recommended by the Compensation Committee following its evaluation of Mr. Chase's performance as Chief Executive Officer, and the overall performance of the Corporation for 1997. In addition, as a result of The Incentive Compensation Plan Mr. Chase received a cash bonus of $58,000. In addition, the Corporation contributed $13,278 to the Supplemental Plan for the benefit of Mr. Chase.

The other Executive Officers named in the Summary Compensation Table, Messrs. Briggs and Lilly were granted a salary increase of nine percent (9%) during 1998 based on the Corporation's and their individual performance.

The Compensation Committee believes that the 1998 compensation of Executive Officers is reasonable given the Corporation's performance and utilizing the criteria listed above.

Respectfully submitted by:
         Ernest N. Laflamme, Jr.                 Mark A. Beauregard
         Chairman                                Leroy F. Jarrett
                                                 Alfred C. Whitaker
                                                   The Compensation Committee

COMPENSATION INFORMATION

The following table sets forth the cash compensation paid to, as well as long-term compensation paid for each of the last three fiscal years, to all Executive Officers of the Corporation who received over $100,000.00 in cash compensation during 1998:

SUMMARY COMPENSATION TABLE

                                   Annual Compensation                             Long Term Compensation
                                                                            Award                                Payouts
                                                               Other        -----------                          ---------
                                                               Annual       Restricted                           All Other
Name and                                                       Compen-       Stock         Options/   LTIP       Compen-
Principal Position            Year    Salary($)     Bonus($)   sation ($)   Award(s)($)    SARs(#)    Payouts    sation($)
------------------            ----    ---------     --------   ----------   -----------    -------    -------    ---------
Donald R. Chase,              1998    $230,000      $58,000       N/A          N/A          50,000      N/A       $29,870*
President and                 1997    $185,000      $58,000       N/A          N/A          N/A         N/A       $25,091*
Chief Executive Officer       1996    $151,470      $49,546       N/A          N/A          50,000      N/A       $22,057*

Gary L. Briggs,               1998    $120,000      $24,200       N/A          N/A          15,000      N/A       $14,103
Executive Vice President-     1997    $110,000      $37,500       N/A          N/A          N/A         N/A       $14,824
Lending                       1996    $100,980      $33,031       N/A          N/A          25,000      N/A       $13,535

John M. Lilly,                1998    $120,000      $24,200       N/A          N/A          15,000      N/A       $14,103
Treasurer and                 1997    $110,000      $37,500       N/A          N/A          N/A         N/A       $14,824
Chief Financial Officer       1996    $100,980      $33,031       N/A          N/A          25,000      N/A       $13,535


* Mr. Chase's other compensation during 1998, 1997 and 1996 respectively consisted of a $16,592, $15,476 and $15,561 contribution to the Money Purchase Pension Plan and a $13,278, $9,615 and $6,496 contribution to the Corporation's Supplemental Executive Retirement Plan.

         Messrs. Brigg's and Lilly's other compensation during 1998, 1997 and 1996 consisted solely of contributions to the Money Purchase Pension Plan.

1985 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES

In February, 1985, the Board of Directors of the Corporation unanimously adopted the 1985 Incentive Stock Option Plan for Key Employees (the "1985 Stock Plan"), which was approved by the shareholders at the Annual Meeting in April, 1985. The 1985 Stock Plan was amended by shareholders at the Corporation's 1994 Annual Meeting, which amendment increased the number of shares of Common Stock reserved thereunder by 200,000 shares.

The 1985 Stock Plan is administered by the Board of Directors. The Board of Directors was authorized to grant stock options to the professional and supervisory employees of the Corporation and its subsidiaries at any time until February 19, 1995.

All options were granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than 10 years after the date of the grant. Options are exercisable in such installments as may be determined by the Board of Directors. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred other than by will or the laws of descent or distribution.

As of February 19, 1995, the 1985 Stock Option Plan expired. No options were granted or available for granting during 1998.

A total of 147,182 options were exercised in 1998. No options were terminated during 1998 and a total of 44,284 options remain unexercised as of the record date.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors unanimously adopted the Westbank Corporation 1996 Stock Incentive Plan, (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April 1996.

The 1996 Plan is administered by the Compensation Committee (the "Committee"). The Committee is authorized to grant Employee Awards under the 1996 Plan to any employee. In practice, Employee Awards are made to a group of management employees.

All options are granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than 10 years after the date of the grant. Options are exercisable in such installments as may be determined by the Committee. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred other than by will or the laws of descent or distribution.

The Board of Directors may, at any time, terminate and, from time to time, may amend or modify the 1996 Plan, without approval of Westbank shareholders, except to the extent that such shareholder approval is required by applicable law or regulation. There is no set termination date for the 1996 Plan.

A total of 107,000 incentive stock options were granted during 1998, while no options were exercised. A total of 228,500 options remain unexercised as of the record date.

OPTIONS/STOCK APPRECIATION RIGHTS (SAR) GRANTS IN LAST FISCAL YEAR

The charts below disclose information regarding options granted pursuant to the 1996 Stock Initiative Plan as the same apply to the named executives.

       OPTIONS/STOCK APPRECIATION RIGHTS (SAR) GRANTS IN LAST FISCAL YEAR
                                Individual Grants

                                             Percent of
                                             Total Options/
                         Option/             SARs Granted        Exercise or
                         SARs                to Employees        Base Price      Expiration    Grant Date(1)
    Name                 Granted #           In Fiscal Year      ($/Sh)          Date          Present Value
    ----                 ---------           --------------      ------          ----          -------------
Donald R. Chase            50,000                  47%            $13.375        8/18/08         $ 205,000
Gary L. Briggs             15,000                  14%            $13.375        8/18/08         $  61,500
John M. Lilly              15,000                  14%            $13.375        8/18/08         $  61,500


(1) Valued using the Black-Scholes option pricing model. The assumptions used for the variables in the model were: 40% volatility; a risk free rate of 5.42% (based on the yield on a U.S. Treasury Security with a maturity approximating the expected life of the option); a dividend yield of approximately 3% and a 10-year option term.


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

The following table provides information on options exercised in fiscal 1998 by the named Executive Officers and the value of such Officers unexercised options at December 31, 1998.

                                                                                    Value of
                                                                  Number of         Unexercised
                                                                  Unexercised       In-The-Money
                        Shares                                    Options/SARs      Options/SARs
                        Acquired on        Value Realized         at FY-End (#)     at FY-End($)
   Name                 Exercise (#)          ($)  (1)            Exercisable       Exercisable (2)(3)
   ----                 ------------          --------            -----------       ------------------
Donald R. Chase            88,000              $638,000             100,000             $243,750
Gary L. Briggs             36,000              $261,000              40,000             $121,875
John M. Lilly              18,000              $130,500              58,000             $247,875



(1) Based on the difference between the option exercise price and the average of the high and low price of the Common Stock on the date the options were exercised.
(2) Based on the difference between the closing price of the Common Stock on December 31, 1998, which was $13.00, and the option exercise price for each underlying grant.
(3)      The Corporation does not issue SARs.

LONG TERM INCENTIVE PLANS AND RETIREMENT PLANS

The Corporation does not maintain any "Long Term Incentive Plans" for its Executive Officers.

The Corporation has no pension, profit-sharing or similar plans for its Executive Officers or employees. As set forth below, however, the Executive Officers and employees are eligible to participate in the Park West Money Purchase Pension Plan.

Park West maintains a Money Purchase Pension Plan (the "Plan") available to employees of the Corporation and Park West. Full-time employees become eligible to participate in the Plan when they have both (i) reached the age of 20-1/2 and
(ii) completed six months of service (as defined in the Plan).

Contributions to the Plan may be made by both Park West and a participant. Park West's contributions will be made to the Plan whether or not a participant chooses to contribute. The annual contribution by Park West to each participant's account for 1998 equals 7% of a participant's annual compensation plus 5.7% of a participant's annual compensation in excess of the participant's Social Security Taxable Wage Base. During 1998, Park West contributed $16,592 for the account of Donald R. Chase and $14,103 each for the accounts of Messrs. Briggs and Lilly. The contribution to the accounts of Messrs. Chase, Briggs and Lilly are included in the "All Other Compensation" column of the Summary Compensation Table.

During 1998, Park West contributed in the aggregate $49,863 for the accounts of all Executive Officers of Park West to the Money Purchase Pension Plan.

DIRECTOR COMPENSATION

During 1998, Directors of the Corporation who are not salaried employees received Directors' fees of $10,000. The Chairman of the Board of Directors received annual remuneration of $15,000, while the Clerk of the Corporation received an annual fee of $12,500. Directors who are also salaried employees receive no additional compensation for their services as Directors of the Corporation.

1995 DIRECTORS STOCK OPTION PLAN

In February 1995, the Board of Directors of the Corporation unanimously adopted the 1995 Directors Stock Option Plan (the "1995 Plan"), which was approved by the shareholders at the Annual Meeting in April 1995.

The 1995 Plan is administered by the non-employee directors. The purpose of the 1995 Plan is to enhance the Corporation's ability to attract and retain highly qualified individuals to serve as members of the Corporation's Board of Directors and to provide additional incentives to non-employee directors to promote the success of the Corporation.

Under the 1995 Plan eligible directors were granted options to purchase 1,000 shares at an exercise price of $12.875 per share during 1998. On each anniversary of the effective date of the 1995 Plan each eligible director shall be granted an option to purchase 1,000 shares of the Corporation's Common Stock. A total of 9,000 options were granted during 1998 at an option price of $12.875 per share and a total of 10,000 options were granted during 1999 at an exercise price of $12.00. A total of 48,000 shares remain available for future grants under the 1995 Plan.

Each stock option terminates not more than 10 years after the date of the grant. Payment of stock purchased on the exercise of an option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred other than by will or the laws of decent or distribution. A total of 19,000 options were exercised during 1998.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors adopted the Westbank Corporation 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by the shareholders at the Annual meeting in April 1996.

The 1996 Plan authorizes the automatic grant of nonqualified stock options ("Director Stock Options") to non-employee Directors ("Eligible Directors") upon the terms and conditions set forth in the 1996 Plan. The 1996 Plan is intended to provide incentives and rewards for Employees and Eligible Directors (i) to support Westbank's business and human resource strategies and the achievement of its goals and (ii) to associate the interests of Employees and Eligible Directors with those of Westbank's shareholders.

Under the 1996 Plan Eligible Directors were granted options to purchase 1,000 shares at an exercise price of $15.25 per share during 1998. At the 1999 Annual Meeting and each year thereafter until the meeting in 2001, each Eligible Director, who was an Eligible Director immediately preceding such Annual Meeting and who has been elected as a Director at such Annual Meeting shall automatically be granted Director Stock Options for 1,000 shares of Westbank Common Stock if, but only if, the return on common equity of Westbank as set forth in Westbank's annual report to shareholders for the immediately preceding fiscal year is equal to or greater than 12%.

Based on the Corporation's 1998 financial results, each Eligible Director is entitled to a grant of 1,000 shares of Westbank Common Stock for 1999 at an exercise price that is equal to the fair market value of the stock on the date of the grant.

No Director Stock Option may be exercisable later than twenty years and one day from the date of its grant. However, if an Eligible Director ceases to be an Eligible Director for any reason, all Director Stock Options which are otherwise exercisable shall terminate on the earlier of three years after such cessation date or the expiration date, whichever first occurs. No Director Stock Options were exercised during 1998.


EMPLOYMENT AND TERMINATION AGREEMENTS

Donald R. Chase has entered into a Termination Agreement with Park West regarding termination of employment subsequent to a "change in control" of Park West, as defined in the Termination Agreement. Following the occurrence of a change in control, if Mr. Chase's employment is terminated (except because of retirement, death, disability, or for "cause" as defined in the Termination Agreement) or is voluntarily terminated by Mr. Chase for "good reason" as defined in the Termination Agreement, then Mr. Chase shall be entitled to a lump sum payment approximately equal to three times his average annual compensation for the previous five years.

PERFORMANCE COMPARISON GRAPH

Set forth below is a graph illustrating the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 on December 31, 1993 in each of the following:

(a) The Standard & Poor's 500 Index
(b) A hypothetical fund with investments in the stock of peer corporations (the "Peer Group")
(c) Westbank Corporation

The Peer Group consists of New England banks and thrifts with assets totaling between $250 and $500 million. The members of the Peer Group are:

    Alliance Bancorp of New England      Lawrence Savings Bank                Slade's Ferry Bancorp
    Central Co-operative Bank            Northeast Bancorp                    Village Bancorp, Inc.
    Hingham Institution for Savings      New Hampshire Thrift Bancshares      Wainwright Bank & Trust Co.
    Home Port Bancorp, Inc.              NMBT Corp.                           Warren Bancorp, Inc.
    Ipswich Savings Bank                 NewMil Bancorp, Inc.


         YEAR              WESTBANK                      PEER            S&P 500
         -----------------------------------------------------------------------
         1993                 100.0                    100.0               100.0
         1994                 140.6                    110.1               101.3
         1995                 180.0                    126.5               139.4
         1996                 250.5                    167.5               171.4
         1997                 350.6                    254.9               228.7
         1998                 361.4                    231.6               294.1

MISCELLANEOUS

During 1998, certain of the Corporation's Executive Officers, Directors and nominees for Director, beneficial owners of more than 5% of the outstanding common stock of the Corporation and members of their immediate family and associates have had, and expect to have in the future, transactions in the ordinary course of business with Park West, including borrowings, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and not involving more than normal risk of collectibility or presenting other unfavorable features.

                          EMPLOYEE STOCK OWNERSHIP PLAN

On January 1, 1989, the Corporation's Employee Stock Ownership Plan (the "ESOP") became effective. The ESOP is administered and otherwise governed by the provisions of the ESOP and a related Trust Agreement. Pursuant to the terms of the ESOP, the Trustee may invest the ESOP's Trust Assets in, among other investments, shares of the Common Stock of the Corporation. As of the record date, no shares of the Common Stock of the Corporation were owned by the ESOP Trust.

                           DIVIDEND REINVESTMENT PLAN

In 1989, the Corporation implemented a Dividend Reinvestment and Common Stock Purchase Plan, (the "Dividend Reinvestment Plan") which was amended during 1995 and the amendment was approved by the shareholders at the 1995 Annual Meeting. Pursuant to the amended Dividend Reinvestment Plan, shareholders of the Corporation's Common Stock may invest all or a portion of that shareholder's quarterly cash dividend, plus up to $10,000 per calendar quarter, in additional shares of the Corporation's Common Stock. During 1998, 49,115 shares of the Corporation's Common Stock were purchased through the Dividend Reinvestment and Common Stock Purchase Plan.

                        RATIFICATION OF THE SELECTION OF
                          CERTIFIED PUBLIC ACCOUNTANTS

Deloitte & Touche LLP ("Deloitte"), certified public accountants, have served as auditors for the Corporation and as auditors for Park West since 1994, and subject to ratification by the shareholders, that firm has been chosen by the Board of Directors to act as the Corporation's auditor for 1999. During 1998, Deloitte provided audit services in connection with the examination of the financial statements of the Corporation and Park West and other accounting matters. Neither Deloitte nor any of its partners has any direct or indirect financial interest in, or connection (other than as independent auditor) with, the Corporation or Park West.

A representative of Deloitte & Touche LLP is expected to be present at the Corporation's 1999 Annual Meeting of Shareholders. He/she will have the opportunity to make a statement if he/she desires to do so and will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR ratification of the selection of Deloitte & Touche LLP as the Corporation's auditor, and unless otherwise directed, proxies will be voted in favor of this selection.

                                 OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any business to be presented at the 1999 Annual Meeting other than matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the meeting, or any adjournment thereof, the enclosed Proxy will be voted on such matters in accordance with the recommendations of the Corporation's Board of Directors.

                                  MISCELLANEOUS

The expense of this solicitation on behalf of the Board of Directors will be paid by the Corporation. To the extent necessary in order to assure sufficient representation of shareholders at the meeting, officers and employees of the Corporation or Park West may personally, by telephone or by other means, contact shareholders to request the return of proxies. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy material to beneficial owners in order to solicit authorizations for the execution of proxies. The Corporation may, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material.

                              STOCKHOLDER PROPOSALS

Any stockholder proposals (including director nominations) submitted pursuant to Exchange Act Rule 14a-8 and intended to be presented at the Corporation's 2000 Annual Meeting of Stockholders must be received by the Corporation by November 17, 1999 to be eligible for inclusion in the proxy statement and form of proxy to be distributed by the Board of Directors in connection with such meeting. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

The Corporation's Amended By-Laws provide that any stockholder proposals (including director nominations) intended to be presented at the Corporation's 2000 Annual Meeting, other than a stockholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Corporation on or between the dates of December 22, 1999 and February 5, 2000, together with all supporting documentation required by the Corporation's Amended By-laws. However, if the 2000 Annual Meeting is scheduled to be held on a date more than 30 days before April 21, 2000, or more than 60 days after April 21, 2000, a stockholder's notice shall be timely filed if delivered to, or received by, the Corporation at its principal executive office not later than the close of business on the later of (a) 75 days prior to the date of such rescheduled meeting or (b) the 15th day following the day on which public announcement of the date of such annual meeting is first made by the Corporation.

                                  ANNUAL REPORT

A copy of the Corporation's Annual Report for 1998 including financial statements is enclosed. The Annual Report is not to be regarded as proxy soliciting material.



                                        By order of the Board of Directors



                                                 Robert J. Perlak
                                                       Clerk

Dated:  March 17, 1999

                                     NOTICE

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF THE CORPORATION UPON WRITTEN REQUEST ADDRESSED TO JOHN M. LILLY, TREASURER, 225 PARK AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01089-3310.

                              WESTBANK CORPORATION
          PROXY FOR 1999 ANNUAL SHAREHOLDERS MEETING - APRIL 21, 1999

     I, the undersigned holder of common stock of Westbank Corporation, hereby appoint Lloyd S. Hall and Joseph L. Rolak, or either of them, with the power of substitution, proxies of the undersigned to vote the shares of the undersigned at the 1999 Annual Meeting of Shareholders of Westbank Corporation to be held at 9:00 A.M., April 21, 1999 at the Carriage House at Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, and at any adjournment thereof, with all the powers the undersigned would possess if personally present. Said proxies are specifically authorized to vote as indicated below.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED BELOW UNLESS AUTHORITY IS WITHHELD OR OTHERWISE INDICATED. ALL PROXIES EXECUTED CORRECTLY WILL BE VOTED AS DIRECTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. ELECTION OF DIRECTORS. To elect the following Directors of the Corporation for a three-year term until the 2002 Annual Meeting of Shareholders.
Mark A. Beauregard       [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
David R. Chamberland     [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
Robert J. Perlak         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN
James E. Tremble         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN

2. SELECTION OF CERTIFIED PUBLIC ACCOUNTANTS. To ratify the appointment, by the Board of Directors, of Deloitte & Touche LLP as independent public accounts for the fiscal year ending December 31, 1999.

                         [ ] FOR      [ ] AGAINST      [ ] ABSTAIN


                                                                          (over)

3. OTHER BUSINESS. In their discretion, to act upon the transaction of such other business as may properly come before the meeting and any adjournment thereof.



                                                 Date: _________________________

                                                 _______________________________
                                                     (Signature of Shareholder)

                                                 _______________________________
                                                     (Signature if jointly held)

                                                 When signing as Attorney,
                                                 Executor, Administrator,
                                                 Trustee or Guardian, please
                                                 give full title. If more than
                                                 one Trustee, all should sign.
                                                 All joint owners must sign.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS